SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 5, 2003 (October 31, 2003)

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California	92008

(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT
Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2. Acquisition or Disposition of Assets.

     On October 31, 2003, we acquired all of the outstanding capital stock of Royal Robbins, Inc., a privately held California-based casual and outdoor apparel brand. The stock was owned by three family trusts controlled by Royal Robbins’ Chairman and Chief Executive Officer, Dan J. Costa, and his immediate family. The acquisition marks our entry into the men’s and women’s apparel category, and elevates us into a full-scale men’s and women’s footwear and apparel company with an emphasis on classic, comfortable footwear and outerwear brands.

     The purchase price for the stock was $6.5 million, payable in cash and 71,889 shares of our common stock, plus earnout cash payments of 25% of Royal Robbins’ gross profit over its next two fiscal years ending May 31, 2004 and 2005, respectively, so long as minimum thresholds are achieved by the acquired business for each of these fiscal years. In connection with the transaction, we entered into a new credit facility of $24.75 million with Manufacturers and Traders Trust Company. This includes the increase in the capacity of our existing line of credit from $11 million to $18 million, the refinancing of $5.25 million in existing term loans and a new term loan of $1.5 million. We paid the cash portion of the purchase price with borrowings under our line of credit and the new term loan. The purchase price was determined through arms-length negotiations between the parties.

     On October 31, 2003, the Registrant issued a press release announcing the completion of the acquisition of Royal Robbins.

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Item 7. Financial Statements and Exhibits.

(a)-(b) The financial statements of Royal Robbins and the pro forma financial statements required to be filed with this Report are not available. The Registrant will file the required financial statements as an amendment to this Form 8-K as soon as practical but not later than 75 after consummation of the acquisition.

(c) Exhibits.

Exhibit No.	Description

2.1	Stock Purchase Agreement entered into as of October 2, 2003, by and among Dan J. and Denise L. Costa, as trustees of the Dan J. and Denise L. Costa 1997 Family Trust and Douglas Vient as trustee of the Kelsie L. Costa Trust and the Daniel S. Costa Trust, Royal Robbins, Inc., and Phoenix Footwear Group, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Phoenix Footwear Group, Inc., on October 24, 2003)(Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the Securities and Exchange Commission upon request)

10.1	Guaranty made as of October 1, 2003 by Dan J. Costa in favor of Phoenix Footwear Group, Inc., and the Buyer Indemnitees (as defined in the Stock Purchase Agreement) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Phoenix Footwear Group, Inc., on October 24, 2003)

99.1	Press Release dated October 31, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: November 5, 2003	By:	/s/ James R. Riedman

James R. Riedman Chairman and CEO

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement entered into as of October 2, 2003, by and among Dan J. and Denise L. Costa, as trustees of the Dan J. and Denise L. Costa 1997 Family Trust and Douglas Vient as trustee of the Kelsie L. Costa Trust and the Daniel S. Costa Trust, Royal Robbins, Inc., and Phoenix Footwear Group, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Phoenix Footwear Group, Inc., on October 24, 2003)(Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the Securities and Exchange Commission upon request)

10.1	Guaranty made as of October 1, 2003 by Dan J. Costa in favor of Phoenix Footwear Group, Inc., and the Buyer Indemnitees (as defined in the Stock Purchase Agreement) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Phoenix Footwear Group, Inc., on October 24, 2003)

99.1	Press Release dated October 31, 2003